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                                                                    Exhibit 24

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, being a director of the Registrant (Florida Business Bancgroup, Inc.) constitute and appoint A. Bronson Thayer and Timothy A. McGuire, or either of them, as their true and lawful attorneys-in-fact and agents with capacities to sign any or all amendments to the Form SB-2 Registration Statement of the Registrant, and to file to the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each might of could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

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
                  SIGNATURE                                      TITLE                               DATE
                  ---------                                      -----                               ----

/s/ A. Bronson Thayer
-------------------------------------------           Chairman of the Board and              September 29, 1998
A. Bronson Thayer                                     Chief Executive Officer



/s/ Timothy A. McGuire
-------------------------------------------           Director, President, and               September 29, 1998
Timothy A. McGuire                                    Principal Financial Officer



/s/ Monroe E. Berkman
-------------------------------------------                    Director                      September 29, 1998
Monroe E. Berkman



/s/ John C. Bierley
-------------------------------------------                    Director                      September 29, 1998
John C. Bierley



/s/ Troy A. Brown, Jr.
-------------------------------------------                    Director                      September 29, 1998
Troy A. Brown, Jr.


-------------------------------------------                    Director                      September __. 1998
Frank G. Cisneros


-------------------------------------------                    Director                      September __, 1998
Lawrence H. Dimmitt, III


/s/ Eric M. Newman
-------------------------------------------                    Director                      September 29, 1998
Eric M. Newman


-------------------------------------------                    Director                      September __, 1998
Chris A. Peifer
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